PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of June 4, 2007, is by and between The Bombay Company, Inc., a Delaware corporation (the “Pledgor”) and GB Merchant Partners, LLC, in its capacity as Administrative Agent (as hereinafter defined) (in such capacity, the “Pledgee”), as agent for the benefit of the “Lenders” (as such term is hereinafter defined).

W I T N E S S E T H:

WHEREAS, Pledgor legally and beneficially owns the issued and outstanding equity interests as described on Exhibit A hereto; and

WHEREAS, the Borrower, together with the other borrowers signatory thereto, is entering into that certain Second Lien Term Loan Agreement of even date herewith (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Term Loan Agreement”) with the lenders signatory thereto (the “Lenders”) and Pledgee, as administrative agent for the Lenders (“Administrative Agent”), providing for the Pledgee and the Lenders to make available to the Borrower a certain term loan (the “Term Loan”) on the terms and conditions set forth therein (the Term Loan, together with all other “Obligations” as such term is defined in the Term Loan Agreement, are collectively referred to herein as the “Obligations”); and

WHEREAS, Pledgor will derive substantial benefit and advantage from the Term Loan and other financial accommodations as set forth in the Term Loan Agreement; and

WHEREAS, to induce the Pledgee and the Lenders to enter into the Term Loan Agreement and make the Term Loan thereunder, in order to secure the payment and performance by each Pledgor of the Liabilities (as hereinafter defined), Pledgor has agreed to pledge to Pledgee, for the benefit of the Pledgee and the Lenders, all of such Pledgor’s equity interests in BBA Holdings, LLC, a Delaware limited liability company, Bombay International, Inc., a Delaware corporation, The Bombay Furniture Company of Canada, Inc, an Ontario corporation, and The Bombay Furniture Company, Inc., a Delaware corporation (collectively, the “Pledged Entities”), now or hereafter owned or acquired by Pledgor as security for the Liabilities;

NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee and the Lenders to enter into the Term Loan Agreement and to make the Term Loan and other financial accommodations to each Pledgor under the Term Loan Agreement, each Pledgor hereby agrees with Pledgee, for benefit of Pledgee and the Lenders, as follows:

Section 1.   Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed thereto in the Term Loan Agreement. Terms defined in the Uniform Commercial Code, as in effect in the State of New York from time to time (the “UCC”), which are not otherwise defined in this Agreement or in the Term Loan Agreement are used in this Agreement as defined in the UCC as in effect on the date hereof. For purposes hereof, “equity interest” of or in any issuer shall include, without limitation, all limited liability company membership interests and units, together with all options, warrants and other rights or instruments exercisable or exchangeable for, or convertible into, such interests or units.

Section 2.   Pledge. Each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, for the ratable benefit of the Pledgee and the Lenders, a security interest in the following assets, properties and items ((i) whether now existing or hereafter existing, and (ii) whether consisting of investment property, accounts, payment intangibles or other general intangibles, or proceeds of any Pledged Collateral as hereafter defined (collectively the “Pledged Collateral”)): (i) all of such Pledgor’s equity interests in each Pledged Entity, now owned or hereafter acquired by such Pledgor, including, without limitation, such Pledgor’s (A) interests in the profits and losses of each such issuer, (B) rights and interests to receive distributions of each such issuer’s assets and properties and (C) rights and interests, if any, to participate in the management of each such issuer related to such equity interests (collectively, the “Pledged Interests”), (ii) all rights, privileges, authority and powers of such Pledgor as an owner or holder of the limited liability company or membership interests or units of such issuers/Pledgors as owners of such issuers, (iii) all other property hereafter delivered to, or in the possession or in the custody of, Pledgee in substitution for or in addition to the Pledged Interests, (iv) any other property of such Pledgor in connection with the Pledged Interests, as described in Section 4 below, now or hereafter delivered to, or in the possession or custody of Pledgor, and (v) all proceeds of the Pledged Collateral, as collateral security for:

(a)  the prompt and complete payment when due in accordance with the terms of the Loan Documents (whether at the stated maturity, by acceleration or otherwise) of all the Obligations owed by any Loan Party, and

(b)  the due and punctual payment and performance by each Pledgor of its obligations and liabilities under, arising out of or in connection with this Agreement

(all of the foregoing being referred to hereinafter collectively as the “Liabilities”).

Section 3.   Representations and Warranties of Pledgor. As of the date hereof, and with respect to any Person who joins this Agreement following such date, each Pledgor represents and warrants to Pledgee and each Lender, and covenants with Pledgee and each Lender, that:

(a)  Such Pledgor is the record and beneficial owner of, and has legal title to, the Pledged Interests listed on Exhibit A, and after giving effect to the Related Transactions and the transactions contemplated to occur on the Closing Date of the Term Loan Agreement, such Pledged Interests are and will remain and all other equity interests constituting Pledged Collateral will be, free and clear of all pledges, Liens, security interests and other encumbrances and restrictions whatsoever, except the Liens and security interests created by this Agreement and the Liens permitted by Section 7.2 of the Term Loan Agreement, to the extent applicable to the Pledged Interests;

(b)  Each Pledgor has full power and authority to execute and deliver this Agreement and to pledge the Pledged Interests and Pledged Collateral to Pledgee, for the ratable benefit of the Pledgee and the Lenders;

(c)  this Agreement has been duly authorized, executed and delivered by each Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;

(d)  there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests;

(e)  the Pledged Interests have been, and the Pledged Collateral constituting equity interests will be, duly and validly authorized and issued, and are or will be fully paid and non-assessable. The Pledged Interests listed on Exhibit A constitute all of the issued and outstanding equity interests which are held by each Pledgor on the date of this Agreement. Unless specifically provided otherwise in the Intercreditor Agreement, each Pledgor shall cause all of their respective Pledged Interests which are certificated securities, including, without limitation, certificates representing limited liability company membership interests, to be delivered as of the date hereof to Pledgee, for the benefit of Pledgee and the Lenders, with undated assignments or transfers separate from such certificates, duly executed in blank by each Pledgor, each in form and substance reasonably satisfactory to Pledgee. Unless specifically provided otherwise in the Intercreditor Agreement, Pledgee, on behalf of the Lenders, shall maintain possession and custody of the certificates representing the Pledged Interests and Pledged Collateral.

(f)  no consent, approval or authorization of or designation or filing with any Governmental Authority on the part of any Pledgor is required in connection with the pledge and security interest granted under this Agreement, or, as of the date hereof, the exercise by Pledgee of the voting and other rights provided for in this Agreement, except for the filing of Uniform Commercial Code financing statements;

(g)  the execution, delivery and performance of this Agreement by each Pledgor will not violate any law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority or of the certificate of organization, incorporation, or formation, as applicable, by-laws or operating agreement of such Pledgor or of any such issuer listed on Exhibit A, or of any securities issued by any such issuer, or, after giving effect to the Term Loan Agreement and the transactions contemplated by the other Loan Documents (collectively, the “Transactions”), any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which such Pledgor is a party or which purports to be binding upon such Pledgor or upon any of its assets, and, after giving effect to the Transactions contemplated to occur on the Closing Date of the Term Loan Agreement, will not result in the creation or imposition of any Lien, charge or encumbrance on or security interest in any of the assets of such Pledgor or any issuer of Pledged Interests except as contemplated by this Agreement and the other Loan Documents; and

(h)  as of the Closing Date, the pledge, assignment and delivery to Pledgee of the Pledged Interests pursuant to this Agreement creates a valid perfected security interest in the Pledged Interests and the proceeds thereof in favor of Pledgee (subject to the filing of Uniform Commercial Code financing statement with respect to equity interests that are not securities), for the benefit of Pledgee and the Lenders, subject to no prior pledge, Lien, mortgage, hypothecation, security interest, charge, option or encumbrance, except the Liens listed in Section 7.2 of the Term Loan Agreement, to the extent applicable to the Pledged Interests, or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Interests. Each Pledgor covenants and agrees that it shall use its best efforts to defend Pledgee’s right, title and security interest in and to the Pledged Interests and the proceeds thereof against the claims and demands of all Persons whomsoever.

Section 4.   Dividends, Distributions, etc. If, while this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing an equity dividend or an equity distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests, or otherwise, such Pledgor agrees to accept the same as Pledgee’s agent and to hold the same in trust for Pledgee, and, except as otherwise provided in the Intercreditor Agreement, to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of such Pledgor, when necessary and/or appropriate, undated assignments separate from certificate duly executed in blank, to be held by Pledgee, for the benefit of Pledgee and the Lenders, subject to the terms hereof, as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, in case any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall, except as otherwise provided in the Intercreditor Agreement, be delivered to Pledgee to be held by it as additional Pledged Collateral. Except as provided in subsection 5(a)(ii) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by a Pledgor shall, until paid or delivered to Pledgee, be held by such Pledgor in trust as additional Pledged Collateral.

Section 5.   Administration of Security. The following provisions shall govern the administration of the Pledged Interests:

(a)  So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below):

(i)  to vote or consent with respect to its respective Pledged Interests in any manner permitted or not inconsistent with this Agreement, the Term Loan Agreement and the other “Loan Documents” referred to therein; and

(ii)  to receive and retain cash distributions in the ordinary course made in respect of the Pledged Interests, to the extent permitted to be paid or otherwise not prohibited pursuant to the Term Loan Agreement.

Subject to the Intercreditor Agreement, each Pledgor hereby grants to Pledgee or its nominee, on behalf of Pledgee and Lenders, an irrevocable proxy to exercise all voting and membership rights relating to the Pledged Interests in any instance, including, without limitation, to approve any merger involving any Subsidiary as a constituent company (“Voting and Membership Rights”), which proxy shall only be exercisable upon the occurrence and during the continuance of an Event of Default in respect of which Pledgee has provided each Pledgor with three (3) Business Days notice of its intention to exercise its Voting and Membership Rights. After the occurrence and during the continuance of an Event of Default, in respect of which Pledgee has provided a Pledgor with three (3) Business Days notice of its intention to exercise its Voting and Membership Rights, and upon the request of Pledgee, subject to the Intercreditor Agreement, such Pledgor agrees to deliver to Pledgee, on behalf of Pledgee and Lenders, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as Pledgee may request.

(b)  Upon the occurrence and during the continuance of an Event of Default, in the event that a Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor, subject to the Intercreditor Agreement, shall deliver to Pledgee, for the benefit of Pledgee and the Lenders, and Pledgee, for its own benefit and the benefit of the Lenders, shall be entitled to receive and retain, all such cash or other distributions as additional Pledged Collateral.

(c)  Subject to any sale or other disposition by Pledgee, on behalf of the Pledgee and Lenders, of the Pledged Interests or other property pursuant to this Agreement, the Pledged Interests and any other Pledged Collateral shall be delivered to Pledgor upon satisfaction of all of the Obligations.

Section 6.   Rights of Pledgee. Neither Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any of the Lenders be under any obligation to take any action whatsoever with regard thereto. Subject to the Intercreditor Agreement, any or all of the Pledged Interests held by Pledgee hereunder may, if an Event of Default has occurred and is continuing, in respect of which Pledgee has provided Pledgor with three (3) Business Days notice of its intention to exercise its rights hereunder, be registered in the name of Pledgee or its nominee (if held in registered form) and Pledgee or its nominee may thereafter without notice exercise all voting and membership rights at any meeting with respect to any issuer of Pledged Interests and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Interests upon, the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any issuer of Pledged Interests or upon the exercise by Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may reasonably determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

Section 7.   Remedies. Upon the occurrence and during the continuance of an Event of Default, Pledgee, upon the notice specified below of time and place of public or private sale, but otherwise without demand of performance or other demand, advertisement or notice of any kind to or upon each Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived, except such notices as required by applicable law and cannot be waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released, unless, in each case otherwise required by applicable law. Pledgee, for its own benefit and the ratable benefit of the Lenders, shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of Pledgee or any of the Lenders hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Liabilities in accordance with the Term Loan Agreement. After so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, Pledgee shall, on behalf of the Lenders, account for the surplus, if any, to each Pledgor. Each Pledgor shall not remain liable for any deficiency remaining unpaid after such application. Each Pledgor agrees that Pledgee shall give not less than ten (10) Business Days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to any Pledgor, if such Pledgor has signed, after the occurrence and during the continuance of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee for the benefit of the Lenders in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee and the Lenders shall have all the rights and remedies of a secured party under the UCC and under any other applicable law.

Section 8.   No Disposition, etc. Without the prior written consent of Pledgee, except as expressly permitted under the terms and conditions of the Term Loan Agreement, each Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will Pledgor create, incur or permit to exist any pledge, Lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Interests, any other Pledged Collateral or any interest therein, or any proceeds thereof, except for the Lien and security interest provided for by this Agreement and the Liens permitted pursuant to Section 7.2 of the Term Loan Agreement, to the extent applicable to the Pledged Interests. Except as expressly permitted by the Term Loan Agreement, without the prior written consent of Pledgee (which consent shall not be unreasonably withheld, so long as no Event of Default has occurred and is continuing or would result therefrom), each Pledgor agrees that it will not vote to enable, and will not otherwise permit, any issuer of Pledged Interests to (a) issue any equity interests or other securities of any nature in addition to or in exchange or substitution for the Pledged Interests or (b) dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person.

Section 9.   Sale of Pledged Interests.

(a)  Each Pledgor recognizes that Pledgee, for its own benefit and on behalf of Lenders, may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any issuer of Pledged Interests) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to be reasonable and effected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit Pledgor or any issuer of Pledged Interests to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor or any issuer of Pledged Interests would agree to do so.

(b)  Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor’s expense. Pledgor further agrees that a breach of any of the covenants contained in Sections 2, 4, 5(b), 8 or 9 hereof will cause irreparable injury to Pledgee and the Lenders, that Pledgee and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

(c)  Each Pledgor further agrees to indemnify and hold harmless Pledgee and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, damage and expense, including, without limitation, reasonable counsel fees

(collectively called the “Indemnified Liabilities”), under federal and state securities laws or otherwise insofar as such loss, liability, damage or expense:

(i)  arises out of or is based upon any untrue statement of a material fact by such Pledgor or any of its Affiliates, officers, directors, employees, agents or attorneys, or any Person in control of any thereof, contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared by Pledgor or any of its Affiliates, officers, directors, employees, agents or attorneys or any Person in control of any thereof, in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by Pledgee specifically for inclusion therein; or

(ii)  arises out of or is based upon any omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, each Pledgor will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 9(c) may be unenforceable for any reason, each Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Pledgor under this Section 9(c) shall survive any termination of this Agreement. Notwithstanding the foregoing, each Pledgor shall have no obligations hereunder with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are caused by the gross negligence or willful misconduct of Pledgee as determined by a final non-appealable judgment by a court of competent jurisdiction.

(d)  Each Pledgor further agrees that it hereby waives any and all rights of subrogation, reimbursement, exoneration, contribution and similar rights it may have against any issuer of Pledged Interests, upon the sale or sales or dispositions of any portion or all of the Pledged Collateral by Pledgee.

Section 10.   Further Assurances. Each Pledgor agrees that at any time and from time to time, upon the written request of Pledgee, each Pledgor will execute and deliver all assignments separate from certificate, financing statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

Section 11.   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12.   No Waiver; Cumulative Remedies. Neither Pledgee nor any of the Lenders shall by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee or any Lender shall be valid unless in writing and signed by Pledgee or such Lender and then only to the extent therein set forth. A waiver by Pledgee, or any Lender, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee, or such Lender, would otherwise have on any further occasion. No course of dealing between any Pledgor and Pledgee or any Lender and no failure to exercise, nor any delay in exercising on the part of Pledgee or any Lender of any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

Section 13.   Successors. This Agreement and all obligations of each Pledgor hereunder shall be binding upon the successors and assigns of such Pledgor, and shall, together with the rights and remedies of Pledgee and the Lenders hereunder, inure to the benefit of Pledgee and the Lenders and their successors and assigns, except that such Pledgor shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of Pledgee.

Section 14.   Termination. This Agreement and the Liens and security interests granted hereunder shall terminate upon indefeasible full and complete performance and satisfaction of the Liabilities (other than contingent indemnification obligations), and promptly upon the Termination Date, Pledgee shall surrender the certificates evidencing the Pledged Interests to each Pledgor.

Section 15.   Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Pledgee pursuant hereto, neither Pledgee nor any nominee of Pledgee shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to Pledgor.

Section 16.   Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 17.   Taxes and Expenses. Each Pledgor will upon demand pay to Pledgee all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and of any experts and agents that Pledgee may incur in connection with:

(a)  the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(b)  the administration of this Agreement;

(c)  the exercise or enforcement of any of the rights of Pledgee hereunder; or

(d)  the failure of a Pledgor to perform or observe any of the provisions hereof.

Section 18.   Pledgee Appointed Attorney-In-Fact. Each Pledgor hereby irrevocably appoints Pledgee as such Pledgor’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default, subject to the notice provisions contained herein and in the Loan Documents with respect to certain actions, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee’s discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

Section 19.   Notices. All notices, approvals, requests, demands and other communications hereunder shall be made pursuant to, and in accordance with, and to the contact information provided in, Section 10.11 of the Term Loan Agreement or to such other address or addresses or facsimile number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by facsimile, on the date of transmission if transmitted on a Business Day before 5:00 p.m. Massachusetts time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, three (3) Business Days after deposited in the United States mail, certified or registered.

Section 20.   GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 21.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR RELATED HERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

Section 22.   Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by any Pledgor thereof from, shall in any event be effective without the written agreement of Pledgee and such Pledgor, and then only to the extent specifically set forth in such writing.

Section 23.   Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 24.   Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Pledgee, electronic means, all of which shall be equally valid.

Section 25.   Entire Agreement. This Agreement embodies the entire agreement and understanding between each Pledgor and Pledgee with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between each Pledgor and Pledgee relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                    PLEDGOR:

                    THE BOMBAY COMPANY, INC., a Delaware corporation

                    By:______________________________________
                    Name:____________________________________
                    Title:_____________________________________

                    PLEDGEE:

                    GB MERCHANT PARTNERS, LLC

                    By:______________________________________
                    Name:____________________________________
                    Title:_____________________________________

ACKNOWLEDGMENT

The undersigned each hereby (a) acknowledge receipt of a copy of the foregoing Pledge Agreement, (b) waive any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Interests or any other Pledged Collateral (as such terms are defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee, and (c) agree promptly to note on its books and records the granting of the security interest in the equity interests of the undersigned as provided in such Pledge Agreement, including the following legend:

PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF MAY __, 2007 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED), THE BOMBAY COMPANY, INC., HAS UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH PLEDGE AGREEMENT, EMPOWERED GB MERCHANT PARTNERS, LLC, AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS, TO VOTE THE INTERESTS REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated: June 4, 2007

BBA HOLDINGS, LLC, a Delaware limited liability company

By:______________________________________
Name:______________________________
Title:______________________________

BOMBAY INTERNATIONAL, INC., a Delaware corporation

By:______________________________________
Name:______________________________
Title:______________________________

THE BOMBAY FURNITURE COMPANY OF CANADA, INC., an Ontario corporation

By:______________________________________
Name:______________________________
Title:______________________________

THE BOMBAY FURNITURE COMPANY, INC., a Delaware corporation

By:______________________________________
Name:______________________________
Title:______________________________

Exhibit A

to Pledge Agreement

PLEDGOR: THE BOMBAY COMPANY, INC.

                    Certificate                              Date         Percentage of
            Issuer                                                                  No.                                     Issued                        Class Interests

    BBA Holdings, LLC                                                                                                                                                        100%

    Bombay International, Inc.                                                                                                                                            100%

    The Bombay Furniture
    Company of Canada, Inc.                                                                                                                                               100%

    The Bombay Furniture
    Company, Inc.                                                                                                                                                                  100%